EXHIBIT 10.1

AGREEMENT

BY AND BETWEEN

YANGPU LIANZHONG MINING CO., LTD.

AND

DONGGUAN CITY ZHONGXIAN INDUSTRIAL INVESTMENT CO., LTD.

ON STOCK TRANSFER OF

GUANGDONG LONGCHUAN JINSHI MINING DEVELOPMENT CO., LTD.

Agreement Number: [2010] Yangpu Lianzhong Qi 2014

TABLE OF CONTENTS

1.

DEFINITIONS AND INTERPRETATION

2.

TRANSFER OF STOCK

3.

CONDITIONS PRECEDENT

4.

CONSIDERATION

5.

COMPLETION

6.

APPLICATION FOR MINING PERMIT AND EXTENSION OF EXPLORATION PERMIT

7.

REPRESENTATIONS AND WARRANTIES

8.

INFORMATION DISCLOSURE AND CONFIDENTIALITY

9.

TAXES AND EXPENSES

10.

DEFAULT LIABILITY

11.

FORCE MAJEURE .

12.

AMENDMENT AND TERMINATION OF AGREEMENT

13.

GOVERNING LAW

14.

DISPUTE RESOLUTION

15.

ESTABLISHMENT OF THE AGREEMENT

16.

EFFECTIVENESS OF THE AGREEMENT

17.

OTHER CONVENTIONS

THIS AGREEMENT is signed by and between:

Party A:

Yangpu Lianzhong Mining Co., Ltd.  (“Transferor”)

Address:

Room 202, 2/F, Podium Building of ICBC Building, Yangpu Economic Development Zone

Legal representative:

Li Feiwen

Party B:

Dongguan City Zhongxian Industrial Investment Co., Ltd.  (“Transferee”)

Address:

Room 2210, Block F, First International Fortune Center, 200 Xincheng Hongfu Road, Nanchen District, Dongguan

Legal representative:

Xie Haitao

WHEREAS

A.

GUANGDONG LONGCHUAN JINSHI MINING DEVELOPMENT CO., LTD., registered in the Administration of Industry and Commerce of Guangdong Province in Heyuan City, Longchuan County on 28 September 2007, is a limited liability company organized and validly existing under the law of the People’s Republic of China with a registered capital of RMB2,000,000 and a paid-up capital of RMB2,000,000 and its business license registration number being 441622000001180.

B.

GUANGDONG LONGCHUAN JINSHI MINING DEVELOPMENT CO., LTD. legally holds:

1.

the “Mining Right Permit” (Permit Number C4400002009124210047029) issued by Guangdong Province Land and Resources Office on December 8 2009 with a period of validity of 10 years from 8 December 2009 to 8 December 2019 covering a mining area of 1.1434 square kilometers, whose inflection point coordinates are:

(i)

2737144.77, 38639485.67

(ii)

2736484.77, 38639485.67

(iii)

2736344.77, 38639305.67

(iv)

2736344.77, 38638345.67

(v)

2737544.77, 38638345.67

(vi)

2737544.77, 38638955.67

(vii)

2737144.77, 38638955.67

Name of the mine: Longchuan Jinshi Mining Development Co., Ltd. Jinshizhang Multi-metallic Silver Mine

2.

the “Mineral Exploration Permit” (Permit Number T01120080702011600) valid from 19 July 2008 to 26 April 2010 issued by the Ministry of Land and Resources of the People’s Republic of China on 19 July 2009 for the project “Guangdong Longchuan Jinshizhang Multi-metallic Silver Ore Survey” (hereinafter referred to as “Jinshizhang Multi-metallic Silver Mine Exploration Right” or “Exploration Right”) which covers an area totaling 52.93 square kilometers (Map Sheet Number: G50E020006).

C.

Party A is a shareholder of GUANGDONG LONGCHUAN JINSHI MINING DEVELOPMENT CO., LTD. (hereinafter referred to as “Target Company” or “Jinshi Co.”) holding 45% of its equity interest.

D.

Party B is a limited liability company organized and validly existing under the law of the People’s Republic of China.

E.

The Balance Sheet of Jinshi Co. as of December 31, 2009 is shown in Appendix 1.

F.

Party B has been aware of the current situation of Jinshi Co. and confirmed the acquisition of the Target Stock.  In view of this, the Parties to this Agreement have reached an agreement on the transfer of stock in accordance with the terms and conditions set out in this Agreement.

NOW IT IS HEREBY AGREED as follows by the Parties on the stock transfer of the Target Company in accordance with the “Company Law” and “Contract Law”:

1.

DEFINITIONS AND INTERPRETATION

In the Agreement, unless the context otherwise requires, the following words and expressions shall have the following meanings:

“Party A”

means Yangpu Lianzhong Mining Co., Ltd.;

“Party B”

means Dongguan City Zhongxian Industrial Investment Co., Ltd.;

“Transferor”

means Party A;

“Transferee”

means Party B;

“the Parties”

means Party A and Party B;

“a Party”

means Party A or Party B;

“Target Company”

means Longchuan Jinshi Mining Development Co., Ltd.;

“Target Stock”

means the 45% of equity interest in the Target Company the Transferor holds;

“Exploration Right”

means the right as specified in the “Exploration Permit” held by the Target Company;

“Mining Right”

means the right to conduct mining activities as specified in the “Mining Right Permit”;

“this Agreement”

means this stock transfer agreement signed by both parties

“Target Company By-laws”

means “Guangdong Longchuan Jinshi Mining Development Co., Ltd.’s By-Laws”;

“Company Law”

means “the PRC Company Law”;

“Contract Law”

means “the PRC Contract Law”;

“Business Registrar”

means Longchuan Administration for Industry and Commerce;

“Completion Date”

means the date on which the stock transfer is recorded in the Business Registrar;

“Force Majeure”

means all the unforeseeable, unavoidable and insurmountable events that prevent either party from fully or partially fulfilling its obligations under this agreement or render the Target Company unable to carry on with its operation, including but not limited to such natural disasters as earthquake, hurricane, flooding, tsunami, landslide, lightning, etc. and war;

“the PRC”

means the People’s Republic of China which, for the purpose of this Agreement, shall exclude Hong Kong, the Macao Special Administration Region of the PRC and Taiwan;

“RMB”

means Renminbi, the lawful currency of the PRC

2.

TRANSFER OF STOCK

2.1

The Parties to this Agreement acknowledge and agree that the Transferor shall transfer the 45% of the equity interest in the Target Company it holds to the Transferee in accordance with the terms and conditions set out in this Agreement.

2.2

The Parties to this Agreement acknowledge and agree that, upon the official transfer of the Target Stock to the Transferee, the Transferor shall simultaneously transfer all of its rights, obligations and responsibilities as specified in the Contract Law and the Target Company By-law to the Transferee.

2.3

The “official transfer of the Target Stock to the Transferee” mentioned in the preceding clause means the completion of all the stock transfer procedures by the Parties in the Business Registrar.

2.4

The Parties to this Agreement acknowledge and agree that the rights and obligations the shareholders of the Target Stock are entitled to and assume respectively shall be defined in accordance with the Company Law and the Target Company By-laws.

3.

CONDITIONS PRECEDENT

3.1

The Parties to this Agreement acknowledge and agree that the conditions precedent to the stock transfer are: the Transferee shall assume Jinshi Co.’s debt totaling RMB39,796,335 to the Transferor and pay off the debt by transferring the required amount to the following account designated by the transferor within 5 business days after the execution of this Agreement:

Name of Account:  Shenzhen Feishang Management and Consultancy Co., Ltd.

Name of Bank:  Baoshang Bank Shenzhen Branch

Account Number:  xxxxxxxxxxxxxxx

4.

CONSIDERATION

4.1

The Parties to this Agreement acknowledge and agree that Party B shall pay a total of RMB 4,753,665 for the purchase of the 45% of equity interest in Jinshi Co. as consideration.

4.2

Payment should be made in whole within 5 business days after the execution of this Agreement by bank transfer to the following account designated by the Transferor:

Name of Account:  Yangpu Lianzhong Mining Co., Ltd.

Name of Bank:  Bank of China Co., Ltd. Yangpu Branch

Account Number:  xxxx xxxx xxxx xxxx xx

5.

COMPLETION

5.1

Upon the full payment of all sums (that means the full payment of the assumed debt as stated in Clause 3 and the consideration for the stock transfer as stated in Clause 4), the Transferor shall, in accordance with the written list provided by the Transferee, deliver or procure to be delivered to the Transferee all the documents as may be necessary for the transfer of the Target Stock and assist the Transferee in completing the procedures for the changes in the Business Registrar.

5.2

Upon the completion of the procedures for the changes in the Business Registrar, Party A shall promptly transfer the Target Company's license, permits, seals, financial information and asset certificate to Party B; but Party B shall agree to actively cooperate with Party A in its audit over Jinshi Co. (promptly provide relevant information as requested by Party A) and Party A agrees the relevant audit work be completed within 3 months after the completion of the procedures for registering the changes in the Business Registrar.

5.3

Upon completion, the Transferee shall possess all right to operate and manage the Target Company, to amend or redraft the Target Company’s By-laws, to appoint or dismiss any director, supervisor, senior management personnel and employee of the Target Company in accordance with law, to enjoy all the profits of the Target Company and the claims it owns, and assume all the debts of the Target Company (see Appendix 1).

6.

APPLICATION FOR MINING PERMIT AND EXTENSION OF EXPLORATION PERMIT

6.1

The Transferee is aware of and recognizes the progress of Jinshi Co.’s mining permit application and the fees involved.  The Parties to this Agreement agree that all the taxes and fees for mining permit application be borne by the Transferee.  At the same time, the Transferor agrees to assist the Transferee in applying for an extension of the “Mineral Exploration Permit” (Permit Number T01120080702011600) upon expiry of the validity of the permit.

7.

REPRESENTATIONS AND WARRANTIES

7.1

The Parties to this Agreement hereby warrant and represent as follows:

7.1.1

The Parties to this Agreement are legal persons with full legal capacity.

7.1.2

The Parties to this Agreement have obtained or guarantee to be able to obtain the authorization required for entering into this Agreement.

7.1.3

The execution and performance of this Agreement by the Parties to this Agreement shall not violate any law or any contractual obligations the Parties are subject to.

7.1.4

The Parties to this Agreement shall take all necessary measures to assist in the completion of all the procedures for transferring the Target Stock to the Transferee.

7.2

The Transferor hereby warrants and represents as follows:

7.2.1

As of the date of the signing of this Agreement, the Transferor is the legitimate holder of the Target Stock and the Target Company is the legitimate owner of the Exploration Right and Mining Right and such stock and exploration and mining rights are not pledged or mortgaged.

7.2.2

The Target Company is duly organized and validly existing under the law of the People’s Republic of China and there exists no dissolution or liquidation of the company, or termination or suspension of business by shareholders or the authority concerned.

7.3

The Transferee hereby warrants and represents as follows:

7.3.1

The Transferee acknowledges that it has full legal right to conduct the matters in respect of stock acquisition from the Transferor and full capacity to fulfill its obligations under this Agreement.

7.3.2

The Transferee acknowledges that upon completion it shall fully assume the obligations and responsibilities of the shareholders of the Target Company.

8.

INFORMATION DISCLOSURE AND CONFIDENTIALITY

8.1

The Parties to this Agreement shall not in any form disclose any information concerning this stock transfer to any third party unrelated to this stock transfer except under the following circumstances:

8.1.1

Disclosure of information is required by laws, administrative regulations or in the approval or register procedures stipulated in other normative documents.

8.1.2

Disclosure of information to a third party is necessary to fulfill the obligations or representations and warranties under this Agreement.

8.2

The Parties to this Agreement shall take all necessary measures to ensure that the informed members of staff of the Parties shall keep the information about this stock transfer confidential.

9.

TAXES AND EXPENSES

9.1

Any taxes and/ or expenses stipulated in the law, administrative regulations and other normative documents incurred in connection with this stock transfer shall be borne by the Transferor and/ or Transferee according to the law, administrative regulations and normative documents; any taxes and/ or expenses not stipulated in the law, administrative regulations and other normative documents shall be equally borne by the Transferor and Transferee.

10.

DEFAULT LIABILITY

10.1

Should a Party to this Agreement fail to fulfill its obligations under this Agreement or to perform its obligations in accordance with this Agreement, it shall continue to fulfill its obligations, take remedial measures or make compensation for breach of contract.

10.2

In the event Party B fails to pay the deposit at the time agreed upon in Clause 16.2, Party shall have the right to transfer the Target Stock to a third party without being bound by this Agreement and Party B is liable to pay Party A RMB10,000,000 in liquidated damages.

10.3

In the event Party B fails to perform its payment obligations set out in Clause 3 and Clause 4 after paying the deposit set out in Clause 16.2, this Agreement shall automatically terminate and Party A shall not refund the deposit.

11.

FORCE MAJEURE

11.1

Should a Party to this Agreement be prevented from performing its obligations under this Agreement owing to an event of Force Majeure, it shall, depending on the impact of the event of Force of Majeure, be partially or completely exempt from the defaulting liabilities arising therefrom, except as otherwise stated in law.

11.2

In occurrence of Force Majeure the affected shall promptly notify the other party so as to mitigate the losses which may possibly be inflicted on the other party and provide documents evidencing the particulars of such occurrence within 10 business days after occurrence of Force of Majeure.

11.3

Should an event of Force of Majeure occur after a Party’s delay in performance of its obligations, that party shall not be exempt from defaulting liabilities.

12.

AMENDMENT AND TERMINATION OF AGREEMENT

12.1

The rights, obligations or responsibilities stipulated in this Agreement could be amended with the consent of the Parties to this Agreement.  Approval and registration procedures required for making any amendment to this Agreement shall be completed in accordance with the relevant laws and administrative regulations.

12.2

No amendment of the rights and obligations under this Agreement shall be valid unless made in writing and duly signed by the legal representatives or authorized agents of the Parties to this Agreement.  Without the special authorization of the Parties to this Agreement, the designated representatives of the Parties to this Agreement shall have no right to agree the amendment of any of the provisions of this Agreement being made in any form.

12.3

Neither party shall transfer any of its rights and obligations under this Agreement to any third party without the written consent of the other.

12.4

Except as otherwise stipulated in this Agreement, neither party shall terminate this Agreement unilaterally.

12.5

In case one of the Parties intends to terminate this Agreement, the party intended shall notify the other party in writing regarding the said matter.  In this case, this Agreement shall be terminated on the day when the notification arrives at the other party.  Should the other party have any objections, it may request the court to determine the validity of the termination of the Agreement.

12.6

After the termination of this Agreement, the Parties shall cease to fulfill the obligations yet to be performed; in cases where the obligations have been performed, remedies in the form of restitution and loss compensation may be adopted, depending on the nature of the agreement and the extent to which the obligations have been performed.

12.7

The termination of the rights and obligations under this Agreement shall not affect the validity of the default liability, dispute resolution and governing law clauses in this Agreement.

13.

GOVERNING LAW

13.1

Unless stipulated otherwise in this Agreement, the determination, enjoyment, performance and assumption of the rights, obligations and responsibilities of the Parties under this Agreement shall be governed and construed by the laws of the PRC.

13.2

Where the terms laid down in this Agreement are not sufficiently precise or complete, the Parties to this Agreement shall reach a supplementary agreement in accordance with the governing law, reasonable business practice as well as the principle of credibility and honesty.

14.

DISPUTE RESOLUTION

14.1

Disputes arising out of or in connection with this Agreement shall be settled through negotiation.

14.2

Should the negotiation fail, any disputes related to this Agreement shall be submitted to the People’s Court of the place where this Agreement is signed.

15.

ESTABLISHMENT OF THE AGREEMENT

15.1

This Agreement shall be established as of the date when it is duly signed by the legal representatives or authorized agents of the Parties to this Agreement with common seal.

16.

EFFECTIVENESS OF THE AGREEMENT

16.1

This Agreement shall become effective upon the establishment of this Agreement as well as the full payment of RMB10,000,000 to Party A as deposit by Party B.

16.2

The deposit stated in the preceding clause shall be paid in full by Party B by bank transfer to the following account designated by Party A on the day when this Agreement is signed:

Name of Account:  Shenzhen Feishang Management and Consultancy Co., Ltd.

Name of Bank:  Baoshang Bank Shenzhen Branch

Account Number:  xxxxxxxxxxxxxxx

16.3

The Parties to this Agreement hereby acknowledge that upon the effectiveness of this Agreement and Party B’s performance of its payment obligations in accordance with Clause 3.1 of this Agreement, the deposit stated in the preceding clause can be treated as a payment of the same amount.

17.

OTHER CONVENTION

17.1

Appendix to the Agreement is an integral part of this Agreement and has the same legal force and validity as this Agreement.

17.2

This Agreement is made in four originals with the same legal force and validity, of which each party holds two.

(NEXT PAGE IS THE SIGNATURE PAGE)

(SIGNATURE PAGE TO STOCK TRANSFER AGREEMENT)

Party A:

Yangpu Lianzhong Mining Co., Ltd.  (“Transferor”)

Legal representative/ authorized representative: /s/ Li Feiwen (with common seal)

Date: January 26, 2010

Party B:

Dongguan City Zhongxian Industrial Investment Co., Ltd.  (“Transferee”)

Legal representative/ authorized representative: /s/ Xie Haifeng (with common seal)

Date: January 26, 2010

APPENDIX 1

GUANGDONG LONGCHUAN JINSHI MINING DEVELOPMENT CO., LTD.
UNAUDITED BALANCE SHEET
As at 31 December 2009
In RMB

PROPERTY AND EQUIPMENT	435,331

EXPLORATION AND MINING RIGHT	82,746,078

CURRENT ASSETS

Cash and cash equivalents	1,205

Other receivables	475

Inventory	20,261
21,941
CURRENT ASSETS

Account payable	(21,272)

Due to related companies	(88,436,300)
(88,457,572)

NET CURRENT LIABILITIES	(88,435,631)
(5,254,222)

CAPITAL AND RESERVES

Registered capital	2,000,000

Retained earnings	(7,254,222)
(5,254,222)